FIRST QUARTER 2024 INVESTOR PRESENTATION

2 F O R W A R D - L O O K I N G S T A T E M E N T This information contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, and asset quality and nonaccrual and nonperforming loans. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumption that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward- looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward- looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade, monetary and fiscal policies and laws of the U.S. government, including policies of the Federal Reserve, FDIC and Treasury Department; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; increased delinquency and foreclosure rates on commercial real estate loans; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the war between Israel and Hamas and the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest- bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole (such as the Inflation Reduction Act of 2022), and the Company and the Bank, in particular; the outcome of pending and future litigation and/or governmental proceedings, including the outcome of the lawsuit filed against the Bank and its directors by West Virginia Governor James C. Justice, II, his wife Cathy Justice, his son James C. Justice, III and various related entities that he and/or they own and control, concerning their lending relationship with the Bank, and other lawsuits related to the large NPL relationship; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to recent large bank failures and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with those failed banks may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key employees; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made.

SECTION TITLE SLIDES 1 Overview 4-10 2 Financial Highlights 11-22 3 Asset Quality 23-29 4 Deposit Mix 30-32 5 Commercial Loans 33-42 6 Non-GAAP Reconciliation 43-47 3

OVERVIEW S E C T I O N 0 1

5 As of March 31, 2024 FOCUSED ON THE FUTURE 65 CORPORATE CENTERS BRANCHES ◦ Strong Deposit Growth in Q1'24 ◦ Strong and Improving Available Liquidity Position in Q1'24 ◦ Diversified and granular deposit base, approximately 78.8% Retail Customers ◦ Approximately 82.8% of Deposits, including Collateralized Muni deposits are FDIC Insured ◦ Branch network expansion in strategic growth markets (Charlottesville and Raleigh) with Commercial and Retail Teams CORPORATE HIGHLIGHTS Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 CORPORATE OFFICES IN VIRGINIA03 MARTINSVILLE, VIRGINIA LOANS $3.5B $4.6B ASSETS $3.8B DEPOSITS A Well-Capitalized Franchise with Momentum

LEADERSHIP TEAM



Litz Van Dyke

Chief Executive Officer



Bradford Langs

President
Chief Strategy Officer



Wendy Bell

Senior Executive
Vice President
Chief Financial Officer



Loran Adams

Executive Vice President
Director of Regulatory Risk Management



Tami Buttrey

Executive Vice President
Chief Retail Banking Officer



Paul Carney

Executive Vice President
Chief Human Resources Officer



Jane Ann Davis

Executive Vice President
Chief Administration Officer



Tony Kallsen

Senior Executive Vice President
Chief Credit Officer



Phyllis Karavatakis

Senior Executive Vice President
Special Projects Executive



Richard Owen

Executive Vice President
Mortgage Banking & Corporate Sales Director



Chrystal Parnell

Senior Vice President
Chief Marketing & Communications Officer



Matt Speare

Senior Executive Vice President
Chief Operations Officer



Rich Spiker

Senior Executive Vice President
Chief Lending Officer

6

Branches in Metropolitan Statistical Areas 7 R E G I O N A L F O O T P R I N T V I R G I N I A N O R T H C A R O L I N A 53 BRANCHES TOTAL $3.4 DEPOSITS TOTAL BILLION Washington DC Roanoke Lynchburg Charlottesville Blacksburg- Christiansburg Non MSA VIRGINIA NORTH CAROLINA 12 BRANCHES TOTAL Charlotte Greensboro Raleigh Durham Fayetteville Non MSA $0.4 DEPOSITS TOTAL BILLION March 31, 2024 YEAR END BRANCHES 2018 105 2019 101 2020 92 2021 69 2022 66 » » » » The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA & Niagara, NY: Varsity Bank 2023 65 » 2024 65 »

CORPORATE & SOCIAL RESPONSIBILITY


TRIAD GO RED FOR
WOMEN LUNCHEON
February 2, 2024
Go Red

Associates attended a luncheon in High Point, NC to support Go Red for Women, which is a worldwide initiative of the American Heart Association to increase women's heart health awareness and serve as a catalyst for change to improve the lives of women locally, nationally, and globally.


Carter Bank & Trust

To assist in breaking the cycle of poverty, associates participated in the United Way of Henry County & Martinsville's annual Dollars & Sense Reality Fair. Over 270 area students participated in the event, which is meant to expose high school seniors to the costs associated with real life.

629
VOLUNTEER COMMUNITY SERVICE HOURS

33 NONPROFITS SUPPORTED
BY ASSOCIATES SERVING ON BOARDS & COMMITTEES

$58,014
CHARITABLE DONATIONS & SPONSORSHIPS TO NONPROFITS

15 FINANCIAL EDUCATION
CLASSES FACILITATED FOR 158 STUDENTS

As of March 31, 2024

8

STRATEGIC INITIATIVES

INVEST

We will invest in human capital strategies to enhance the associate experience.

We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation.

We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the Bank.

ENHANCE

We will continue to enhance the transformational work that has been done over the past five years.

We will focus on initiatives around enhancing technology, operations, customer experience, C&I, corporate & social responsibility, channel delivery, and product development.

We will strengthen change management systems and leverage the Board's ERM Committee.

EXPAND

We will continue strategies to deepen existing relationships and acquire new relationships in current markets.

We will focus on increasing market share in target growth markets.

We will focus on expanding through organic growth and opportunistic acquisition.

SUPERIOR FINANCIAL PERFORMANCE & OPERATIONAL EXCELLENCE

9

10 8.76% ACL/Total Portfolio Loans NPL/Portfolio Loans Net Chg-offs/ Portfolio Loans (YTD) 0.06% Delinquency/ Portfolio Loans S A F E T Y A N D S O U N D N E S S 2.75% 0.25% Asset Quality Earnings LiquidityCapital Return on Avg Assets (YTD)0.52% 6.59% NIM(FTE)(YTD) 2.60% Core Efficiency Ratio (YTD) 79.01% Highly Liquid Assets / Uninsured Deposits Highly Liquid Assets / Total Assets Total available liquidity / uninsured deposits 11.8% 199.0% Total Liquidity Sources 82.0% $1.3B Leverage Ratio Total Risk- based Capital Ratio Book Value 12.15% $15.60 Common Equity Tier 1 Ratio ("CET1") 9.34% 10.89% As of March 31, 2024 Return on Avg Shareholders' Equity (YTD)

FINANCIAL HIGHLIGHTS S E C T I O N 0 2

12 $ in thousands 1Q2024 4Q2023 QTD Q/Q Change % 1Q2023 QTD Y/Y Change % Operational Results Net Interest Income $ 28,419 $ 27,420 3.6% $ 40,785 (30.3) % Provision for Credit Losses 16 2,895 (99.4) % 1,415 (98.9) % (Recovery) Provision for Unfunded Commitments (43) 587 (107.3) % 84 (151.2) % Noninterest Income 5,045 3,245 55.5% 4,735 6.5 % Noninterest Expense 26,257 29,072 (9.7) % 23,576 11.4 % Income Tax Provision (Benefit) 1,423 (1) (142400.0) % 4,504 (68.4) % Net Income (Loss) $ 5,811 $ (1,888) (407.8) % $ 15,941 (63.5) % Diluted Earnings (Loss) Per Common Share $ 0.25 $ (0.08) (412.5) % $ 0.67 (62.7) % Balance Sheet Condition Assets $ 4,554,946 $ 4,512,539 0.9% $ 4,365,655 4.3 % Portfolio Loans 3,509,071 3,505,910 0.1% 3,248,898 8.0 % Allowance for Credit Losses (96,536) (97,052) (0.5) % (94,694) 1.9 % Securities Available-for-Sale 768,832 779,003 (1.3) % 862,856 (10.9) % Deposits 3,830,521 3,721,915 2.9% 3,536,988 8.3 % Borrowings 310,500 393,400 (21.1) % 435,135 (28.6) % Shareholders' Equity 359,066 351,243 2.2% 354,986 1.1 % B A L A N C E S H E E T & I N C O M E S T A T E M E N T 55.5% Noninterest Income up QoQ 8.3% Deposits up YoY As of March 31, 2024 8.0% Loan Growth YoY 3.6% Net Interest Income up QoQ (9.7)% Noninterest Expense down QoQ

1Q2024 4Q2023 QTD Q/Q Change % 1Q2023 QTD Y/Y Change % Shareholder Ratios Diluted Earnings (Loss) Per Share (QTD) $ 0.25 $ (0.08) (412.5) % $ 0.67 (62.7) % Financial Ratios Return on Avg Assets (QTD) 0.52% (0.17) % (405.9) % 1.51% (65.6) % Return on Avg Shareholders' Equity (QTD) 6.59% (2.24) % (394.2) % 18.88% (65.1) % Net Interest Margin (FTE)(QTD)1 2.60% 2.49% 4.4% 3.98% (34.7) % Efficiency Ratio (QTD)1 79.01% 88.48% (10.7) % 51.18% 54.4 % Asset Quality Ratios NPL/Portfolio Loans 8.76% 8.83% (0.8) % 0.26% 3,269.2 % NPA/Total Assets plus OREO 8.82% 8.89% (0.8) % 0.51% 1,629.4 % ACL/Total Portfolio Loans 2.75% 2.77% (0.7) % 2.91% (5.5) % Net Chg-offs/Portfolio Loans (QTD annualized) 0.06% 0.04% 50.0% 0.07% (14.3) % 13 F I N A N C I A L / S H A R E H O L D E R R A T I O S As of March 31, 2024 1 Non-GAAP Financial measure - see Non-GAAP reconciliation ◦ Diluted EPS improvement from the prior quarter ◦ Net Interest Margin up from prior quarter ◦ ROA and ROE returned to positive metrics HIGHLIGHTS

Efficiency Ratio 75.20% 73.51% 60.67% 72.54% 79.01% 2020 2021 2022 2023 1Q2024 Net Income, in millions $(45,858) $31,590 $50,118 $23,384 $23,372 2020 2021 2022 2023 1Q2024 14 F I N A N C I A L P E R F O R M A N C E T R E N D S ROA (1.12)% 0.76% 1.21% 0.53% 0.52% 2020 2021 2022 2023 1Q2024 TCE 10.53% 9.86% 7.82% 7.78% 7.88% 2020 2021 2022 2023 1Q2024 * *A loss of $57.7 million was recognized during the third quarter of 2020 related to a one-time charge resulting from goodwill impairment. This impairment charge reduced net income by $62.2 million, resulting in a net loss for the third quarter of 2020. 2 Net income for the quarter ended March 31, 2024 is annualized. 3 Non-GAAP Financial Measure - see Non-GAAP reconciliation 3 * 2

15 As of March 31, 2024 1 Non-GAAP Financial measure - see Non-GAAP reconciliation Regulatory Well Capitalized Carter Bankshares 03/31/2024 Excess ($) (In Thousands) 03/31/2024 Common Equity Tier 1 Ratio ("CET1") 6.50% 10.89% $ 172,810 Tier 1 Risk-based Ratio 8.00% 10.89% $ 113,722 Total Risk-based Capital Ratio 10.00% 12.15% $ 84,799 Leverage Ratio 5.00% 9.34% $ 199,291 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1 Focus on maintaining a "well capitalized" designation. Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives. Since December of 2021, 3.8 million shares have been repurchased at a total cost of $59.8 million at an average cost per share of $15.95. 10.89% TIER 1 TOTAL LEVERAGE C A P I T A L M A N A G E M E N T 12.15% 9.34% Actual ($) 03/31/2024 Cumulative AOCI impact 03/31/2024 Specific Reserve impact 03/31/2024 Book Value per Common Share $ 15.60 $ (3.03) $ (1.89) $(4.92) Adjusted Book Value 1 $ 20.52 REGULATORY CAPITAL

LIQUIDITY

$1.3B

TOTAL AVAILABLE LIQUIDITY

Continue to maintain a strong liquidity position:
- Ongoing FHLB collateral pledging[1]
- Maintain three unsecured lines of credit
- Majority of bond portfolio is unpledged
- Available sources to leverage unpledged bonds
  - Federal Reserve Discount Window
  - Federal Home Loan Bank of Atlanta
  - Secured Federal Funds Lines

Strong coverage of uninsured deposits:
- Total available liquidity / uninsured deposits 199.0%

$ in thousands	**March 31, 2024**	**December 31, 2023**	**Favorable / (Unfavorable)**
Cash and Due From Banks, including Interest-bearing Deposits	$ 108,110	$ 54,529	$ 53,581
FHLB Borrowing Availability[1]	593,774	480,266	113,508
Unsecured Lines of Credit	50,000	50,000	—
Collateralized Lines of Credit	45,000	—	45,000
Unpledged Investment Securities	465,391	563,537	(98,146)
Excess Pledged Securities	45,333	61,774	(16,441)
Total Liquidity Sources	**$ 1,307,607**	**$ 1,210,106**	**$ 97,501**

As of March 31, 2024

[1] For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.1 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time.

16

17 For the Period Ending Variance $ in thousands 03/31/24 12/31/23 03/31/23 Quarter Year Commercial Real Estate $ 1,728,929 $ 1,670,631 $ 1,575,675 $ 58,298 $ 153,254 Commercial and Industrial 257,176 271,511 290,293 (14,335) (33,117) Residential Mortgages 788,125 787,929 675,340 196 112,785 Other Consumer 32,428 34,277 41,308 (1,849) (8,880) Construction 397,219 436,349 361,003 (39,130) 36,216 Other1 305,194 305,213 305,279 (19) (85) Total Portfolio Loans2 $ 3,509,071 $ 3,505,910 $ 3,248,898 $ 3,161 $ 260,173 L O A N C O M P O S I T I O N LOAN PORTFOLIO • Total loans increased $260.2M, or 8.01% YoY due to solid loan growth, primarily in the commercial real estate and the residential mortgage segments. • First Quarter loan growth was muted by $80.0M in loan pay-offs of two large commercial real estate loans. 1 Other loans include unique risk attributes considered inconsistent with our current underwriting standards. 2 Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). CRE 49% C&I 7% Residential Mortgages 23% Other Consumer 1% Construction 11% Other 9% Total Portfolio Loan Growth $2,947 $2,812 $3,149 $3,506 $3,509 2.15% (4.58)% 11.98% 11.34% 0.34% Portfolio Loans Growth YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024

18 L O A N P O R T F O L I O R E P R I C I N G & I N D E X 1Q2024 1 Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. 2 Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $ in millions Loan Portfolio by Rate Type Fixed $1,216 35% Floating $888 25% Variable $1,405 40% Loan Portfolio by Rate Index Type Fixed $1,216 Sofr $448 13% Prime $448 13% Treasury $1,397 2 1 $3.5B $3.5B 39% 35%

19 For the Periods Ending Variance 03/31/24 to 12/31/23 % of Gross Loans % of RBC $ in thousands 03/31/24 12/31/23 1. Hospitality, Agriculture & Energy $ 301,913 $ 301,913 $ — 8.60% 63.07% 2. Retail Real Estate & Food Services 53,243 53,576 (333) 1.52% 11.12% 3. Retail Real Estate 37,622 38,972 (1,350) 1.07% 7.86% 4. Hospitality 37,369 37,502 (133) 1.06% 7.81% 5. Construction / Commercial Property 35,500 — 35,500 1.01% 7.42% 6. Non-Owner Occupied / Commercial Real Estate 35,364 27,834 7,530 1.01% 7.39% 7. Non-Owner Occupied / Commercial Real Estate 33,605 33,752 (147) 0.96% 7.02% 8. Industrial & Retail Real Estate 33,560 33,885 (325) 0.96% 7.01% 9. Multifamily & student housing 32,460 32,747 (287) 0.93% 6.78% 10. Multifamily / Commercial Real Estate 32,000 32,000 — 0.91% 6.67% Top Ten (10) Relationships $ 632,636 $ 592,181 $ 40,455 18.03% 132.15% Total Gross Loans $ 3,509,071 $ 3,505,910 $ 3,161 % of Total Gross Loans 18.03% 16.89% 1.14% Concentration (25% of RBC) $ 119,681 $ 121,231 T O P T E N ( 1 0 ) R E L A T I O N S H I P S ( T O T A L C O M M I T M E N T ) As of March 31, 2024

BOND PORTFOLIO

$ in thousands	3/31/2024 Amortized Cost	3/31/2024 Net Unrealized (Losses)/ Gains	3/31/2024 Fair Value	12/31/2023 Amortized Cost	12/31/2023 Net Unrealized (Losses)/ Gains	12/31/2023 Fair Value
U.S. Government Agency Securities	40,094	(722)	39,372	44,185	(358)	43,827
Residential Mortgage-Backed Securities	110,096	(10,312)	99,784	110,726	(11,576)	99,150
Commercial Mortgage-Backed Securities	29,582	(462)	29,120	31,578	(415)	31,163
Other Commercial Mortgage-Backed Securities	24,462	(2,565)	21,897	24,522	(2,666)	21,856
Asset Backed Securities	149,844	(10,570)	139,274	150,832	(10,826)	140,006
Collateralized Mortgage Obligations	170,179	(11,838)	158,341	174,396	(12,863)	161,533
States and Political Subdivisions	263,249	(42,200)	221,049	263,557	(41,449)	222,108
Corporate Notes	70,750	(10,755)	59,995	70,750	(11,390)	59,360
Total Debt Securities	**858,256**	**$ (89,424)**	**$ 768,832**	**870,546**	**$ (91,543)**	**$ 779,003**

BOND OVERVIEW

- The bond portfolio is 100% available-for-sale.
- Our portfolio consists of 48.2% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 28.8% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At March 31, 2024, the Company held 53.1% fixed rate and 46.9% floating rate securities.
- The modest improvement in unrealized losses was largely due to bond maturities and amortizations, somewhat offset by price changes due to higher intermediate interest rates.
- Securities comprise 16.9% of total assets at March 31, 2024.
- Shorter maturity profile with an average life of 5.7 years; less interest rate risk with an effective duration of 4.3; and higher than peer book yield of 3.71%.



Muni 29%
CMO 20%
SBA 8%
ABS 10%
CMBS 11%
MBS 13%
Corporates 8%
1% Agencies & Treasuries

As of March 31, 2024

20

21 D E P O S I T C O M P O S I T I O N Total Deposits Composition $3,685 $3,698 $3,633 $3,722 $3,831 709 748 706 685 672 2,976 2,950 2,927 3,037 3,159 Noninterest-bearing Deposits Interest-bearing Deposits YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 DEPOSIT STATISTICS • Total deposits increased $108.6M QoQ • Diversified and granular deposit base, approximately 78.8% Retail Customers • Approximately 82.8% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit DDA - Int. Free 18% DDA - Int.- Bearing 13% Money Market 14% Savings 11% CDs 44% 1 Period end balances at March 31, 2024, $ in millions 1 For the Period Ending Variance $ in thousands 03/31/24 12/31/23 03/31/23 Quarter Year Lifetime Free Checking $ 671,981 $ 685,218 $ 690,914 $ (13,237) $ (18,933) Interest-Bearing Demand 515,614 481,506 500,749 34,108 14,865 Money Market 520,785 513,664 430,938 7,121 89,847 Savings 427,461 454,876 606,976 (27,415) (179,515) Certificates of Deposits 1,694,680 1,586,651 1,307,411 108,029 387,269 Total Deposits $ 3,830,521 $ 3,721,915 $ 3,536,988 $ 108,606 $ 293,533

DEPOSITS

Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial):

- Deposits currently stand at $3.8B
- CD Portfolio ($1.7B) is relatively short with 83% of the portfolio scheduled to mature within 12 months and 89% of the portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease
- Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds
- Established product road map and working to expand deposit offerings for retail and commercial customers


Past
Deposit Mix - 12/31/17
56%
14%
7%
3%
20%
Present
Deposit Mix - 12/31/23
44%
18%
13%
14%
11%
Future
Deposit Mix - Target
30%
25%
10%
15%
20%
CDs
DDA - Int. Free
DDA - Int. Bearing
Money Markets
Savings

As of March 31, 2024

22

ASSET QUALITY S E C T I O N 0 3

24 A S S E T Q U A L I T Y Nonperforming Loans / Total Portfolio Loans $2,947 $2,812 $3,149 $3,506 $3,509 32 7 7 310 307 2,915 2,805 3,142 3,196 3,202 1.09% 0.26% 0.21% 8.83% 8.76% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Delinquency / Portfolio Loans 6 2 5 6 9 2,947 2,812 3,149 3,506 3,509 0.21% 0.06% 0.15% 0.17% 0.25% Delinquency Portfolio Loans Delinquency / Portfolio Loans YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 As of March 31, 2024, $ in millions 1 The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. $302 $2, $2, $1 Q1 20241 Nonperforming Loan Breakdown $307 $3 Q1 20241 Nonperforming Assets 1 1 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 NPL CRE $ 22 $ 3 $ 2 $ 1 $ 1 C&I 1 1 — — — Res. Mtg. 5 1 1 4 2 Other Consumer 4 2 4 — — Construction — — — 3 2 Other — — — 302 302 Total NPL $ 32 $ 7 $ 7 $ 310 $ 307 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 NPA NPLs $ 32 $ 7 $ 7 $ 310 $ 307 OREO 16 11 8 2 3 Total NPA $ 48 $ 18 $ 15 $ 312 $ 310 1 1 1 11

25 D E L I N Q U E N C Y T R E N D S Past Due Loans / Total Portfolio Loans 0.19% 0.05% 0.08% 0.16% 0.25% 0.03% 0.01% 0.07% 0.01% 0.00%—% —% —% —% —% 0.22% 0.06% 0.15% 0.17% 0.25% $6,404 $1,670 $4,837 $6,032 $8,654 30-59 Days PD 60-89 Days PD 90+ Days PD and still accruing Total PD Loans Total PD Amt YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 0.00% 0.08% 0.16% 0.24% 0.32% $— $4,000 $8,000 $12,000 $16,000 As of March 31, 2024, $ in thousands

26 D E L I N Q U E N C Y T R E N D S 1 Represents the Bank’s largest lending relationship with an aggregate principal value of $301.9 million placed on nonaccrual status during the second quarter of 2023. Delinquency Trends $8,654 $307,297 9% $3,193,120 91% 30-89 Days Past Due NPL Current March 31, 2024 #s in thousands Current 30-89 Days Past Due NPL Total Portfolio Loans Commercial Real Estate $ 1,723,718 $ 4,570 $ 641 $ 1,728,929 Commercial and Industrial 256,125 942 109 257,176 Residential Mortgages 784,017 1,617 2,491 788,125 Other Consumer 31,958 420 50 32,428 Construction 394,021 1,105 2,093 397,219 Other1 3,281 — 301,913 305,194 Total $ 3,193,120 $ 8,654 $ 307,297 $ 3,509,071

NONPERFORMING RELATIONSHIPS

$ in thousands	Nonaccrual Balance 03/31/24	Nonaccrual Balance 12/31/23	Change	Comments
1. Other[1]	$ 301,913	$ 301,913	$ —	Other
2. Residential Construction	2,090	2,090	—	Residential Construction
3. Residential	825	825	—	Residential Mortgage Loan
4. CRE	465	689	(224)	Commercial Property
5. Residential	418	—	418	Residential Mortgage Loan
6. Residential	—	1,142	(1,142)	Residential Mortgage Loan
7. Construction	—	808	(808)	Residential Lot Developer
Subtotal: Top 5 Nonaccrual Loans	**305,711**	**307,467**	**(1,756)**	
Total Nonaccrual Loans	307,297	309,535	(2,238)	
Top 5 Nonaccrual Loans / Total Nonaccrual Loans	99.48%	99.33%	0.15%	
Total Portfolio Loans	3,509,071	3,505,910	3,161	
Total Nonaccrual Loans / Total Portfolio Loans	8.76%	8.83%	(0.07)%	

As of March 31, 2024

[1] The Company placed commercial loans in the Other segment of the Company's loan portfolio, relating to the Bank's largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023.

27

Portfolio Credit Quality Trend $2,947 $2,812 $3,149 $3,506 $3,509 2,523 2,616 2,992 3,192 3,199 238 186 142 310 307 186 Pass Substandard Special Mention YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 28 L O A N P O R T F O L I O - R I S K R A T I N G S Non-Pass Credit Quality Trend $424 $196 $157 $314 $310 238 186 142 310 307 186 10 15 4 3 Substandard Special Mention YE 2020 YE 2021 YE 2022 YE 2023 1Q2024 $0 $100 $200 $300 $400 $500 3 As of March 31, 2024, $ in millions 1 The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has an aggregate principal amount of $301.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. 1 10 15 4 1 1 1

ACL, NET CHARGE-OFFS & PROVISION EXPENSE



ACL Composition & ACL Coverage Ratio
$54,074
15,250
1.83%
38,824
$95,939 1
965
3.41%
94,974
$93,852
669
2.98%
93,183
$97,052
54,314 3
2.77%
42,738
$96,536
54,314
2.75%
42,222
YE 2020
YE 2021
YE 2022
YE 2023
Q1 2024
General Reserves
Individually Evaluated Loan Reserves
ACL to Total Portfolio Loans



Net Charge-offs & Provision Expense
$2,694
$18,006
0.09%
$23,127 2
0.79%
$3,350
$4,506
0.15%
$2,419
$2,300
$5,500
0.07%
0.06%
$532
$16
YE 2020
YE 2021
YE 2022
YE 2023
Q1 2024
Net Charge-offs
Provision Expense
Net Charge-offs (annualized)/ Average Loans

As of March 31, 2024, $ in thousands

[1] Included in 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments".

[2] YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved.

[3] The specific reserves increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated.

29

DEPOSIT MIX S E C T I O N 0 4

Total Deposit Composition $3,685 $3,698 $3,633 $3,722 $3,831 2,976 2,950 2,927 3,037 3,159 709 748 706 685 672 Interest-bearing deposits Noninterest-bearing deposits YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 31 D E P O S I T S 1 Period end balances, at March 31, 2024, $ in millions 2 Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities 1 Insured/Uninsured Deposits $657.1 17% $173.7 5% $2,999.7 78% Uninsured Deposits Collateralized Muni Insured Deposits 2 • Well- diversified deposit base of 225,000 customers – average commercial deposit account balance is $43.0K – average retail deposit account balance is $14.0K • Deposit mix of 78.8% Consumer / 21.2% Business • At March 31, 2024, the Bank had no deposit relationships greater than, or equal to, 2.5% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit.

Net Interest Income & NIM 0.94% 0.57% 0.50% 1.73% 2.33% 3.74% 3.41% 4.01% 4.60% 4.93% 2.80% 2.84% 3.51% 2.87% 2.60% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Avg. Earning Assets & Yield $3,834 $3,972 $4,024 $4,294 $4,429 3.74% 3.41% 4.01% 4.60% 4.93% Avg. Earning Assets Yield on Earning Assets YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 32 N E T I N T E R E S T I N C O M E Avg. Interest-Bearing Liabilities & Costs $2,969 $2,974 $3,044 $3,321 $3,471 1.21% 0.76% 0.67% 2.23% 2.97% Avg. Interest-Bearing Liabilities Cost YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 1 2 Average balances, as of March 31, 2024, $ in millions 1 Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. 2 Computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2020 through 2024. 2 2

COMMERCIAL LOANS S E C T I O N 0 5

34 C R E S E G M E N T O V E R V I E W As of March 31, 2024, $ in millions 1 Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops 2 Includes restaurant loans of $32.9 million By Collateral Code Grand Total of Segments $2,375.2 2 1

HOSPITALITY METRICS

- Total portfolio balance $354.2M
- Geographic diversification (see map)
- Mean loan size in portfolio $6.1M[1]
- Median of loans in portfolio $4.1M[1]
- The largest loan in portfolio $51.6M[1]
- 9.25% are under construction[1]
- Top 10 borrowers make up 45.68% of the total hospitality commitment[1]
- No delinquent loans in the hospitality portfolio[1]
- There are 12.85%* loans in the hospitality portfolio that are adversely classified or NPL[1]
- 92.49% of hospitality portfolio is funded[1]

AVERAGE		
4.80	**52.8%**	**$90K**
RISK RATING	LTV	DEBT/KEY



MARYLAND
Baltimore
DISTRICT OF COLUMBIA
Annapolis
Dover
DELAWARE
Alexandria
WEST VIRGINIA
Morgantown
Parkersburg
Huntington
Charleston
Harrisonburg
Roanoke
VIRGINIA
Newport News
Hampton
Virginia Beach
Norfolk
Knoxville
Winston-Salem
Raleigh
NORTH CAROLINA
Greenville
Goldsboro
New Bern
Jacksonville
Wilmington
SOUTH CAROLINA
Athens
Augusta
Macon
Charleston
Savannah
Orlando
Clearwater
Tampa
Lakeland
St Petersburg
FLORIDA
Sarasota
Port Charlotte
Cape Coral
Port St Lucie
West Palm Beach
Fort Lauderdale
Hialeah
Miami

As of March 31, 2024
*Relates to the Company's largest NPL relationship.
[1] Commitment Level

35

36 H O S P I T A L I T Y M E T R I C S As of March 31, 2024, $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $ 121,199 34.2% $ 139,313 62.2% $ 8,657 $ 112 IHG 87,985 24.9% 101,065 55.6% 5,176 92 Upscale Independent/Boutique 57,427 16.2% 57,427 28.2% 28,714 74 Wyndham 23,909 6.7% 23,909 58.5% 2,391 41 Marriott 21,279 6.0% 35,979 48.6% 4,256 79 Independent 15,521 4.4% 15,579 52.3% 2,587 153 Radisson 11,006 3.1% 11,006 52.3% 2,751 37 Best Western 8,042 2.3% 8,042 38.3% 2,011 18 Choice 7,881 2.2% 7,881 50.2% 1,970 30 Hospitality Totals $ 354,249 100.0% $ 400,201 52.8% $ 6,501 $ 90 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $ 171,428 48.4% $ 206,332 56.3% $ 4,633 $ 91 South Carolina 76,413 21.6% 87,403 61.4% 6,947 103 West Virginia 55,935 15.8% 55,935 24.5% 18,645 69 Virginia 39,761 11.2% 39,819 55.0% 3,059 94 Georgia 10,712 3.0% 10,712 56.6% 5,356 62 Hospitality Totals 354,249 100.0% 400,201 52.8% 7,728 90

MULTIFAMILY METRICS

- Total portfolio balance $340.2M
- Geographic diversification (see map)
- Mean loan size in portfolio $3.2M[1]
- Median of loans in portfolio $223K[1]
- The largest loan in portfolio $36M[1]
- 51.04% are under construction[1]
- Top 10 borrowers make up 61.44% of the total multifamily commitment[1]
- 0.77% loans in the portfolio that are delinquent[1]
- There are no loans in the portfolio that are considered NPL[1]
- There are no adversely classified loans in this portfolio[1]
- 89.45% of portfolio is funded[1]

AVERAGE

4.73	53.7%	$104K
RISK RATING	LTV	DEBT/DOOR


VIRGINIA
Alexandria
Huntington
Charleston
Richmond
Newport News
Hampton
Virginia Beach
Norfolk
Winston-Salem
Goldsboro
Jacksonville
Athens
SOUTH
North
Charleston

As of March 31, 2024
[1]Commitment Level

37

38 M U L T I F A M I L Y M E T R I C S As of March 31, 2024, $ in thousands (1) The Other category consists of multifamily properties for which we do not have the data. Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $ 258,812 76.1% $ 408,340 52.8% $ 3,405 $ 116 Student 71,578 21.0% 71,578 64.0% 7,944 51 Other(1) — — % 50 — % — — Participations in Affordable Housing 9,818 2.9% 10,977 19.3% 185 13 Multifamily Totals 340,208 100.0% 490,945 53.7% 2,884 104 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina 138,022 40.6% 222,064 50.9% 2,226 118 South Carolina 34,171 10.0% 46,366 52.1% 1,367 119 Virginia 96,437 28.3% 150,937 53.5% 2,143 104 Student Housing Virginia 49,798 14.7% 49,798 62.3% 6,225 57 South Carolina 19,880 5.8% 19,880 69.3% 19,880 41 North Carolina 1,900 0.6% 1,900 52.8% 1,900 8 Multifamily Totals 340,208 100.0% 490,945 53.7% 5,624 104

RETAIL METRICS

- Total portfolio balance $415.0M**
- Geographic diversification (see map)
- Mean loan size in portfolio $2.8M[1]
- Median of loans in portfolio $1.1M[1]
- The largest loan in portfolio $28M[1]
- 15.57% are under construction[1]
- Top 10 borrowers make up 36.70% of the total retail commitment[1]
- There are no delinquent loans in the portfolio[1]
- 0.01% of loans are primarily rated special mention[1]
- 0.01% are in NPL status[1]
- 94.34% of retail portfolio is funded[1]

AVERAGE

4.31	57.9%	$138
RISK RATING	LTV	DEBT/SQ FT



INDIANA
Cincinnati
Morgantown
Athens
Parkersburg
MARYLAND
Baltimore
DISTRICT OF COLUMBIA
Annapolis
Dover
Alexandria
WEST VIRGINIA
Huntington
Charleston
Harrisonburg
Louisville
Frankfort
KENTUCKY
Richmond
VIRGINIA
Newport News
Hampton
Norfolk
Cookeville
Winston-Salem
High Point
Knoxville
Asheville
NORTH CAROLINA
Greenville
Goldsboro
Chattanooga
Fayetteville
New Bern
Jacksonville
Wilmington
Athens
Columbia
SOUTH CAROLINA
Augusta
North Charleston
Charleston
Macon
Columbus

As of March 31, 2024
** Excludes restaurant loans of $32.9 million
[1] Commitment Level

39

40 R E T A I L M E T R I C S As of March 31, 2024, $ in thousands (1) Excludes restaurant loans of $33.2 million (2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores. Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Anchored Strip Centers $ 226,589 54.6% $ 239,608 59.8% $ 4,926 $ 121 Unanchored Strip Centers 82,385 19.9% 102,752 49.9% 1,554 171 Outparcels/Single Tenant 74,958 18.1% 87,157 60.8% 1,270 162 Power Centers 28,819 6.9% 29,422 62.7% 7,205 104 Big Box 2,254 0.5% 2,254 49.9% 751 44 Retail Totals $ 415,005 100.0% $ 461,193 57.9% $ 3,141 $ 138 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size North Carolina $ 247,972 59.7% $ 284,697 52.8% $ 2,666 Virginia 87,171 21.0% 87,170 65.2% 1,816 Georgia 32,891 7.9% 33,476 64.5% 5,482 South Carolina 22,377 5.4% 31,256 73.6% 1,598 Ohio 10,644 2.6% 10,644 58.8% 10,644 Florida 9,947 2.4% 9,947 77.1% 9,947 Maryland 3,610 0.9% 3,610 32.8% 3,610 West Virginia 393 0.1% 393 47.6% 393 Retail Totals $ 415,005 100.0% $ 461,193 57.9% $ 4,520

OFFICE METRICS

- Total portfolio balance $214.9M
- Geographic diversification (see map)
- Mean loan size in portfolio $1.85M[1]
- Median of loans in portfolio $380K[1]
- The largest loan in portfolio $23M[1]
- 4.28% are under construction[1]
- Top 10 borrowers make up 57.67% of the total office commitment[1]
- 0.20% of this segment is delinquent[1]
- 0.39% of loans are primarily rated special mention[1]
- 0.39% are in NPL status[1]
- 94.09% of office portfolio is funded[1]

AVERAGE

4.30	$113
RISK RATING	DEBT/SQ FT


Ottawa
MAINE
VERMONT
NEW HAMPSHIRE
MICHIGAN
Toronto
NEW YORK
Milwaukee
MASS.
Boston
Detroit
Chicago
R.I.
PENNSYLVANIA
New York
Pittsburgh
Indianapolis
Harrisburg
Trenton
Columbus
NEW JERSEY
INDIANA
MARYLAND
Cincinnati
WEST VIRGINIA
Dover
DELAWARE
Frankfort
Louisville
Lexington
KENTUCKY
Virginia Beach
Nashville
TENNESSEE
Knoxville
Chattanooga
Huntsville
Wilmington
Athens
Atlanta
Augusta
ALABAMA
Columbus
Savannah
GEORGIA
Tallahassee

As of March 31, 2024
[1]Commitment Level

41

42 O F F I C E M E T R I C S As of March 31, 2024, $ in thousands Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment General Office Space $ 182,455 84.9% $ 208,809 $ 1,983 $ 118 Medical Offices 23,777 11.0% 26,372 1,399 82 Veterinary Offices 7,643 3.6% 13,548 382 102 Law Offices 1,018 0.5% 1,018 170 64 Office Totals $ 214,893 100.0% $ 249,747 $ 984 $ 113 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Virginia $ 104,090 48.4% $ 107,004 $ 1,928 $ 101 North Carolina 57,102 26.6% 82,187 1,098 118 South Carolina 30,789 14.3% 35,546 10,263 134 Maryland 6,752 3.2% 6,752 6,752 124 Tennessee 3,109 1.4% 3,109 1,555 56 Georgia 2,963 1.5% 5,061 741 172 West Virginia 2,463 1.2% 2,463 821 70 Ohio 1,965 0.9% 1,965 982 109 Michigan 1,682 0.8% 1,682 420 127 Conneticut 1,374 0.6% 1,374 458 95 Vermont 948 0.4% 948 474 168 Illinois 537 0.2% 537 537 134 Maine 380 0.2% 380 380 160 Indiana 297 0.1% 297 297 47 Kentucky 238 0.1% 238 238 76 Florida 204 0.1% 204 204 78 Office Totals $ 214,893 100.0% $ 249,747 $ 1,697 $ 113

NON-GAAP RECONCILIATION S E C T I O N 0 6

44 N O N - G A A P S T A T E M E N T Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the efficiency ratio, the adjusted book value, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the efficiency ratio, adjusted book value, net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

[1] **Net Interest Income (FTE) (Non-GAAP)**		Quarter-to-Date	
(Dollars in Thousands)	**1Q2024**	**4Q2023**	**1Q2023**
Interest Income (FTE)(Non-GAAP)			
Interest and Dividend Income (GAAP)	$ 54,049	$ 51,863	$ 51,955
Tax Equivalent Adjustment [3]	206	236	264
Interest and Dividend Income (FTE) (Non-GAAP)	54,255	52,099	52,219
Average Earning Assets	4,429,020	4,404,458	4,186,164
Yield on Interest-earning Assets (GAAP)	**4.91%**	**4.67%**	**5.03%**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**4.93%**	**4.69%**	**5.06%**
Net Interest Income (GAAP)	$ 28,419	$ 27,420	$ 40,785
Tax Equivalent Adjustment [3]	206	236	264
Net Interest Income (FTE) (Non-GAAP)	**28,625**	**27,656**	**41,049**
Average Earning Assets	4,429,020	4,404,458	4,186,164
Net Interest Margin (GAAP)	**2.58%**	**2.47%**	**3.95%**
Net Interest Margin (FTE) (Non-GAAP)	**2.60%**	**2.49%**	**3.98%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2024 and 2023 periods.

45

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The core efficiency ratio (FTE) excludes gains on sales and write-downs of OREO, net, associate separations, contingent liability, the losses (gains) on sales of securities, net, losses on sales of bank premises, net, and OREO income. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

[2] Efficiency Ratio (Non-GAAP)	Quarter-to-Date		
(Dollars in Thousands)	1Q2024	4Q2023	1Q2023
Noninterest Expense	**$ 26,257**	**$ 29,072**	**$ 23,576**
Less: Losses on Sales and Write-downs of Branch Premises, net	(1)	(19)	(33)
Less: Gains (Losses) on Sales and Write-downs of OREO, net	342	(201)	—
Less: Associate Separations	—	(192)	—
Less: Contingent Liability	—	—	(115)
Noninterest Expense (Non-GAAP)	**$ 26,598**	**$ 28,660**	**$ 23,428**
Net Interest Income	**$ 28,419**	**$ 27,420**	**$ 40,785**
Plus: Taxable Equivalent Adjustment[3]	206	236	264
Net Interest Income (FTE) (Non-GAAP)	**$ 28,625**	**$ 27,656**	**$ 41,049**
Less: Losses on Sales of Securities, net	—	1,511	12
Less: OREO Income	(8)	(21)	(16)
Noninterest Income	5,045	3,245	4,735
Net Interest Income (FTE) (Non-GAAP) plus Noninterest Income	**$ 33,662**	**$ 32,391**	**$ 45,780**
Efficiency Ratio (GAAP)	**78.46%**	**94.81%**	**51.79%**
Efficiency Ratio (Non-GAAP)	**79.01%**	**88.48%**	**51.18%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2024 and 2023 periods.

46

47 N O N - G A A P R E C O N C I L I A T I O N 1 Adjusted Book Value (Non-GAAP) Quarter-to-Date 1Q2024 (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity 0 0$ 359,066 Add: Accumulated Other Comprehensive Loss ("AOCI") 69,796 Add: Other Segment Reserve Release, net of tax 43,661 Total Shareholders' Equity, excluding AOCI and segment reserve release (Non-GAAP) $ 472,523 Common Shares Outstanding at End of Period 23,020,542 Book Value (GAAP) $ 15.60 Adjusted Book Value (Non-GAAP) $ 20.52 The adjusted book value ratio excludes accumulated other comprehensive loss and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve.